UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2013

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

This Current Report on Form 8-K is being filed by Envestnet, Inc. (“Envestnet”) solely for the purpose of providing updated unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of June 30, 2013 and for the six months ended June 30, 2013 and unaudited abbreviated financial statements as of June 30, 2013 and December 31, 2012 and for the six months ended June 30, 2013 and 2012 for Wealth Management Solutions (“WMS”).

This Current Report on Form 8-K should be read in conjunction with the Current Report on Form 8-K/A that was filed with the Securities and Exchange Commission (“SEC”) on September 5, 2013 and the Current Report on Form 8-K originally filed by Envestnet with the SEC on July 1, 2013 in connection with the asset purchase agreement between Envestnet and Prudential Investments LLC (“PI”) pursuant to which Envestnet acquired substantially all of the assets of PI’s division.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of WMS are being filed as exhibits to this amendment and are incorporated by reference herein:

Exhibit 99.1— Wealth Management Solutions unaudited abbreviated financial statements as of June 30, 2013 and December 31, 2012 and for the six months ended June 30, 2013 and 2012.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:

Exhibit 99.2 — Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of June 30, 2013 and for the six months ended June 30, 2013.

Forward-Looking Statements

Information in this Current Report on Form 8-K, together with the exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of Envestnet and WMS, the expected benefits and costs of the WMS acquisition; Envestnet’s plans relating to the acquisition; the future financial and accounting impact of the acquisition; and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected; the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect; the failure of Envestnet to successfully integrate the WMS business or realize synergies; conditions in the capital and financial markets, general economic conditions and other risks that are described in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2012.

(c) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description

99.1	Unaudited abbreviated financial statements of Wealth Management Solutions as of June 30, 2013 and December 31, 2012 and for the six months ended June 30, 2013 and 2012.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of June 30, 2013 and for the six months ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name:	Peter H. D’Arrigo
Title:	Chief Financial Officer

Date: October 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited abbreviated financial statements of Wealth Management Solutions as of June 30, 2013 and December 31, 2012 and for the six months ended June 30, 2013 and 2012.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of June 30, 2013 and for the six months ended June 30, 2013.